                                                                    EXHIBIT 99.3

                           ORBIT SEMICONDUCTOR, INC.
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
              (UNAUDITED; IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              THREE MONTHS
                                                                  ENDED         SIX MONTHS ENDED
                                                            -----------------   -----------------
                                                             JUNE      JUNE      JUNE      JUNE
                                                              30,       30,       30,       30,
                                                             1996      1995      1996      1995
                                                            -------   -------   -------   -------
Revenues:
  Revenues................................................  $17,312   $14,539   $31,079   $28,023
  Revenues from related party.............................       --     1,635       731     3,080
                                                            -------   -------   -------   -------
     Total................................................   17,312    16,174    31,810    31,103
Cost of Sales.............................................    9,989     8,892    19,258    17,305
                                                            -------   -------   -------   -------
Gross Margin..............................................    7,323     7,282    12,552    13,798
                                                            -------   -------   -------   -------
Operating Expenses:
  Research and development................................    1,688     1,277     3,430     2,569
  Selling, general and administrative.....................    3,146     2,875     6,001     5,406
  Merger expenses.........................................       --       348        --       348
                                                            -------   -------   -------   -------
     Total................................................    4,834     4,500     9,431     8,323
                                                            -------   -------   -------   -------
Income From Operations....................................    2,489     2,782     3,121     5,475
Other Income (Expense):
  Interest and other income...............................      114       168       304       369
  Interest expense........................................     (239)     (136)     (484)     (226)
  Minority interest in loss of subsidiary.................        4         3         7         6
                                                            -------   -------   -------   -------
     Total................................................     (121)       35      (173)      149
                                                            -------   -------   -------   -------
Income Before Income Taxes and Extraordinary Item.........    2,368     2,817     2,948     5,624
Provision For Income Taxes................................      800     1,033       975     2,060
                                                            -------   -------   -------   -------
Income Before Extraordinary Item..........................    1,568     1,784     1,973     3,564
Extraordinary Gain from Early Retirement of Debt (Net of
  Income Taxes of $119)...................................       --        --       201        --
                                                            -------   -------   -------   -------
Net Income................................................    1,568     1,784     2,174     3,564
                                                            =======   =======   =======   =======
Per Share Data:
  Income Before Extraordinary Item........................  $  0.17   $  0.20   $  0.22   $  0.41
  Extraordinary Gain From Early Retirement of Debt........       --        --      0.02        --
                                                            -------   -------   -------   -------
  Net Income..............................................  $  0.17   $  0.20   $  0.24   $  0.41
                                                            =======   =======   =======   =======
Weighted Average Common and Common Equivalent Shares
  Outstanding.............................................    9,138     8,816     9,005     8,750
                                                            =======   =======   =======   =======

           See notes to condensed consolidated financial statements.

                           ORBIT SEMICONDUCTOR, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEETS
               (UNAUDITED; IN THOUSANDS EXCEPT PAR VALUE AMOUNTS)

                                                                       JUNE 30,       DECEMBER 31,
                                                                         1996             1995
                                                                      -----------     ------------
ASSETS
Current Assets:
  Cash and cash equivalents.........................................    $ 5,995         $ 10,671
  Accounts receivable, less allowance of $397 in 1996 and 1995......     13,297           10,425
  Accounts receivable from related party............................         --              732
  Inventories.......................................................     10,675            8,123
  Prepaid expenses and other assets.................................        934              388
  Note receivable from related party................................         --            1,000
  Deferred income taxes.............................................      1,236            1,236
                                                                        -------          -------
     Total current assets...........................................     32,137           32,575
Property and Equipment -- net.......................................     26,142           24,582
Goodwill -- net.....................................................      1,634            1,847
Other Assets........................................................        301              338
                                                                        -------          -------
Total...............................................................    $60,214         $ 59,342
                                                                        =======          =======
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Trade payables....................................................    $ 4,556         $  5,241
  Accounts payable to related party.................................        434              425
  Current portion of long-term obligations..........................      2,927            2,769
  Accrued salaries, commission and benefits.........................        964              918
  Other accrued liabilities.........................................      1,292            1,110
  Income taxes payable..............................................      1,043               --
                                                                        -------          -------
     Total current liabilities......................................     11,216           10,463
Long-Term Obligations...............................................      9,055           11,601
Deferred Income Taxes...............................................        402              402
Minority Interest...................................................          2                9
Stockholders' Equity:
  Common stock: $0.001 par value; 20,000 shares authorized; 7,481
     and 7,315 shares outstanding in 1996 and 1995, respectively....     22,909           22,425
  Deferred stock compensation.......................................        (15)             (29)
  Retained earnings.................................................     16,645           14,471
                                                                        -------          -------
     Total stockholders' equity.....................................     39,539           36,867
                                                                        -------          -------
Total...............................................................    $60,214         $ 59,342
                                                                        =======          =======

                See notes to consolidated financial statements.

                           ORBIT SEMICONDUCTOR, INC.

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                           (UNAUDITED; IN THOUSANDS)

                                                                             SIX MONTHS ENDED
                                                                           ---------------------
                                                                           JUNE 30,     JUNE 30,
                                                                             1996         1995
                                                                           --------     --------
Increase (Decrease) In Cash and Cash Equivalents:
Operating Activities:
  Net income.............................................................  $  2,174     $  3,564
  KMOS Semiconductor net income for the five months ended May 31, 1995...        --         (430)
  Extraordinary gain from early retirement of debt.......................      (201)
  Adjustments to reconcile to net cash provided by operating activities:
     Deferred income taxes...............................................        --         (963)
     Depreciation and amortization.......................................     2,337        1,037
     Amortization of deferred stock compensation.........................        14          210
     Minority interest in loss of subsidiary.............................        (7)          (7)
     Changes in:
       Accounts receivable...............................................    (1,140)        (627)
       Inventories.......................................................    (2,552)        (669)
       Prepaid expenses and other assets.................................      (546)         (46)
       Trade payables....................................................      (676)         443
       Accrued liabilities...............................................       228         (128)
       Income taxes payable..............................................       924        1,880
       Deferred rent.....................................................        --           (1)
                                                                            -------      -------
          Net cash provided by operating activities......................       555        4,263
                                                                            -------      -------
Investing Activities:
  Maturities of short-term investments...................................        --        4,845
  Acquisition of property and equipment..................................    (3,684)      (6,097)
  Decrease in other assets...............................................        37           54
                                                                            -------      -------
     Net cash (used for) provided by investing activities................    (3,647)      (1,198)
                                                                            -------      -------
Financing Activities:
  Bank notes payable borrowings..........................................     1,090          883
  Bank notes payable repayments..........................................      (105)        (100)
  Repayment of OIC royalty obligation....................................    (1,815)          --
  Repayment of capital lease obligations.................................    (1,238)        (626)
  Employee stock purchase plan and exercise of stock options.............       484          128
                                                                            -------      -------
     Net cash (used for) provided by financing activities................    (1,584)         285
                                                                            -------      -------
Increase (decrease) in Cash and Cash Equivalents.........................    (4,676)       3,350
Cash and Cash Equivalents:
  Beginning of period....................................................    10,671        7,798
                                                                            -------      -------
  End of period..........................................................  $  5,995     $ 11,148
                                                                            =======      =======
Supplemental disclosures of cash flow information:
  Acquisition of equipment under capital lease...........................  $     --     $  2,083
                                                                            =======      =======
  Tax benefit from stock transactions....................................  $     --     $  2,333
                                                                            =======      =======
  Deferred stock compensation............................................  $     --     $     97
                                                                            =======      =======

                See notes to consolidated financial statements.

                           ORBIT SEMICONDUCTOR, INC.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 1. QUARTERLY FINANCIAL STATEMENTS

     The condensed consolidated financial statements for the three and six months ended June 30, 1996, and 1995 are unaudited but include all adjustments (consisting solely of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial position and results of operations of the Company for interim periods. The results of operations for the three months and six months ended June 30, 1996 are not necessarily indicative of the operating results to be expected for the full year. The information included in this report should be read in conjunction with the Company's annual consolidated financial statements and notes thereto for the year ended December 31, 1995 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission.

NOTE 2. INVENTORIES

     Inventories consist of (in thousands):

                                                                        JUN. 30     DEC. 31,
                                                                         1996         1995
                                                                        -------     --------
    Raw materials.....................................................  $ 1,591      $1,363
    Work in progress..................................................    6,449       5,597
    Finished goods....................................................    2,635       1,163
                                                                        -------      ------
              Total...................................................  $10,675      $8,123
                                                                        =======      ======

NOTE 3. NET INCOME PER SHARE

     Net income per share is based on the weighted average number of common and dilutive common equivalent shares outstanding during the period and Orbit Israel shares. Common equivalent shares include common stock options and warrants (using the treasury stock method) and shares subscribed under the Employee Stock Purchase Plan.

NOTE 4. MERGER WITH DII

     On June 9, 1996, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which DII Merger Corp., a wholly-owned subsidiary of The DII Group, Inc. (the "DII Group"), will be merged with and into Orbit, with the result that Orbit will become a wholly-owned subsidiary of the DII Group. In the proposed merger, each outstanding share of common stock of Orbit will be converted into the right to receive 45/100ths (0.45) of a share of common stock of the DII Group. Stockholders of the Company and the DII Group will vote upon the merger on August 22, 1996.